Exhibit 99.1

KELLY SERVICES REPORTS 4th QUARTER AND FULL YEAR 2008 RESULTS

TROY, MI (January 22, 2009) – Kelly Services, Inc., a world leader in human resources solutions, today announced results for the fourth quarter and year ended December 28, 2008.

Carl T. Camden, President and Chief Executive Officer, announced revenue for the fourth quarter of 2008 totaled $1.3 billion, a 13% decrease compared to the corresponding quarter in 2007. Revenue for the full year totaled $5.5 billion, a 3% decrease compared to 2007.

Losses from operations for the fourth quarter of 2008 totaled $83.6 million, compared to earnings from operations of $26.5 million reported for the fourth quarter of 2007. Included in the results from operations for the fourth quarter 2008 are impairment charges totaling $80.5 million and $1.5 million of restructuring costs relating to the Company’s UK operations. Earnings from operations in the fourth quarter 2007 included $1.3 million of restructuring costs related primarily to our Americas Commercial operations. Excluding the impairment and restructuring charges, the loss from operations was $1.6 million for the fourth quarter of 2008, compared to earnings from operations of $27.9 million in the fourth quarter of 2007.

Losses from operations for the full year of 2008 totaled $70.3 million, compared to earnings from operations of $80.1 million in 2007. The results for the full year 2008 include the $80.5 million of impairment charges, the $1.5 million of restructuring in the UK as well as a $22.5 million third quarter charge related to several litigation matters. Included in earnings from operations for 2007 are $8.9 million of costs related to the restructuring of the Americas Commercial and UK operations.

Diluted losses per share from continuing operations in the fourth quarter of 2008 were $2.55, compared to fourth quarter 2007 earnings of $0.52 per share. The impairment charges totaled $2.22 per share and the UK restructuring charges totaled $0.04 per share in 2008. Fourth quarter 2007 diluted earnings include the $0.02 per share cost of the Americas Commercial restructuring.

Diluted losses per share from continuing operations for the full year of 2008 were $2.35, compared to 2007 earnings per share of $1.47. The impairment charges totaled $2.22, the UK restructuring charges totaled $0.04 and the litigation charges totaled $0.40 per diluted share from continuing operations in 2008. The Americas Commercial and UK restructuring costs totaled $0.21 per share in 2007.

The fourth quarter impairment charges include adjustments to the value of goodwill for the Company’s EMEA Commercial segment, the Company’s investment in Temp Holdings Co. Ltd. (formerly Tempstaff), a Japanese staffing company, and assets related to operations in the UK. The UK restructuring charge is part of a plan to further consolidate and close branches in the UK during 2009.

Commenting on the fourth quarter results, Camden called the Company’s loss disappointing, but not unexpected.

“This year, we’ve witnessed a widespread economic slowdown as anxiety over the global financial crisis intensified. With the loss of 2.6 million jobs in the U.S. alone, it comes as no surprise that demand for temporary staffing has declined dramatically – here, and throughout the world.”

Camden emphasized that Kelly is making prudent decisions to reduce costs and be responsive to the economic times. He added that the Company continues to execute a strategic plan aimed at building long-term value for its stakeholders.

“We remain focused on diversifying globally, expanding our professional and technical staffing, and growing our outsourcing and consulting services,” said Camden.

In conjunction with its fourth quarter earnings release, Kelly Services, Inc. will host a conference call at 9:00 a.m. (ET) on January 22, 2009 to review the results and answer questions. The call may be accessed in one of the following ways:

Via the Telephone:

U.S.	1 888 428-4480
International	1 651 291-5254

The pass code is Kelly Services

Via the Internet:

The call is also available via the internet through the Kelly Services website:

www.kellyservices.com

This release contains statements that are forward looking in nature and accordingly, are subject to risks and uncertainties. These factors include: competition, changing market and economic conditions, currency fluctuations, changes in laws and regulations, including tax laws, and other factors discussed in this release and in the Company’s filings with the Securities and Exchange Commission. Actual results may differ materially from any forward looking statements contained herein.

A reconciliation of certain non-GAAP financial measures discussed in this release is included in the attached financial information schedules.

About Kelly Services

Kelly Services, Inc. (NASDAQ: KELYA, KELYB) is a world leader in human resources solutions headquartered in Troy, Michigan, offering temporary staffing services, outsourcing, vendor on-site and full-time placement to clients on a global basis. Kelly provides employment to more than 750,000 employees annually, with skills including office services, accounting, engineering, information technology, law, science, marketing, creative services, light industrial, education, and health care. Revenue in 2008 was $5.5 billion. Visit www.kellyservices.com.

ANALYST CONTACT: James Polehna (248) 244-4586 james_polehna@kellyservices.com	MEDIA CONTACT: Judith Clark (248) 244-5362 judith_clark@kellyservices.com

KELLY SERVICES, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF EARNINGS

FOR THE 13 WEEKS ENDED DECEMBER 28, 2008 AND DECEMBER 30, 2007

(UNAUDITED)

(In thousands of dollars except per share data)

	2008	2007	Change		% Change
Revenue from services	$1,279,091	$1,475,759	$(196,668)		(13.3)%
Cost of services	1,054,445	1,210,323	(155,878)		(12.9)

Gross profit	224,646	265,436	(40,790)		(15.4)
Selling, general and administrative expenses	227,734	238,895	(11,161)		(4.7)
Asset impairments	80,533	—	80,533		N/A

(Loss) earnings from operations	(83,621)	26,541	(110,162)		(415.1)
Other (expense) income, net	(3,426)	1,021	(4,447)		(435.6)

(Loss) earnings from continuing operations before taxes	(87,047)	27,562	(114,609)		(415.8)
Income taxes	1,536	9,089	(7,553)		(83.1)

(Loss) earnings from continuing operations	(88,583)	18,473	(107,056)		(579.5)
(Loss) earnings from discontinued operations, net of tax	(186)	158	(344)		(217.7)

Net (loss) earnings	$(88,769)	$18,631	$(107,400)		(576.5)%

Basic (loss) earnings per share
(Loss) earnings from continuing operations	$(2.55)	$0.52	$(3.07)		(590.4)%
(Loss) earnings from discontinued operations	(0.01)	—	(0.01)		N/A

Net (loss) earnings	$(2.55)	$0.52	$(3.07)		(590.4)%

Diluted (loss) earnings per share
(Loss) earnings from continuing operations	$(2.55)	$0.52	$(3.07)		(590.4)%
(Loss) earnings from discontinued operations	(0.01)	—	(0.01)		N/A

Net (loss) earnings	$(2.55)	$0.52	$(3.07)		(590.4)%

STATISTICS:
Gross profit rate	17.6%	18.0%	(0.4	) pts.
Selling, general and administrative expenses:
% of revenue	17.8	16.2	1.6
% of gross profit	101.4	90.0	11.4
% Return - (Loss) earnings from operations	(6.5)	1.8	(8.3)
(Loss) earnings from continuing operations before taxes	(6.8)	1.9	(8.7)
(Loss) earnings from continuing operations	(6.9)	1.3	(8.2)
Net (loss) earnings	(6.9)	1.3	(8.2)
Effective income tax rate	(1.8)%	33.0%	(34.8	) pts.
Average number of shares outstanding (thousands):
Basic	34,764	35,759
Diluted	34,764	35,858

KELLY SERVICES, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF EARNINGS

FOR THE 52 WEEKS ENDED DECEMBER 28, 2008 AND DECEMBER 30, 2007

(In thousands of dollars except per share data)

	2008	2007	Change		% Change
Revenue from services	$5,517,290	$5,667,589	$(150,299)		(2.7)%
Cost of services	4,539,639	4,678,500	(138,861)		(3.0)

Gross profit	977,651	989,089	(11,438)		(1.2)
Selling, general and administrative expenses	967,389	909,009	58,380		6.4
Asset impairments	80,533	—	80,533		N/A

(Loss) earnings from operations	(70,271)	80,080	(150,351)		(187.8)
Other (expense) income, net	(3,452)	3,211	(6,663)		(207.5)

(Loss) earnings from continuing operations before taxes	(73,723)	83,291	(157,014)		(188.5)
Income taxes	7,992	29,567	(21,575)		(73.0)

(Loss) earnings from continuing operations	(81,715)	53,724	(135,439)		(252.1)
(Loss) earnings from discontinued operations, net of tax	(524)	7,292	(7,816)		(107.2)

Net (loss) earnings	$(82,239)	$61,016	$(143,255)		(234.8)%

Basic (loss) earnings per share
(Loss) earnings from continuing operations	$(2.35)	$1.48	$(3.83)		(258.8)%
(Loss) earnings from discontinued operations	(0.02)	0.20	(0.22)		(110.0)

Net (loss) earnings	$(2.37)	$1.68	$(4.05)		(241.1)%

Diluted (loss) earnings per share
(Loss) earnings from continuing operations	$(2.35)	$1.47	$(3.82)		(259.9)%
(Loss) earnings from discontinued operations	(0.02)	0.20	(0.22)		(110.0)

Net (loss) earnings	$(2.37)	$1.67	$(4.04)		(241.9)%

STATISTICS:

Gross profit rate	17.7%	17.5%	0.2	pts.
Selling, general and administrative expenses:
% of revenue	17.5	16.0	1.5
% of gross profit	99.0	91.9	7.1
% Return - (Loss) earnings from operations	(1.3)	1.4	(2.7)
(Loss) earnings from continuing operations before taxes	(1.3)	1.5	(2.8)
(Loss) earnings from continuing operations	(1.5)	0.9	(2.4)
Net (loss) earnings	(1.5)	1.1	(2.6)
Effective income tax rate	(10.8)%	35.5%	(46.3	) pts.
Average number of shares outstanding (thousands):
Basic	34,760	36,357
Diluted	34,760	36,495

KELLY SERVICES, INC. AND SUBSIDIARIES

RESULTS OF OPERATIONS BY SEGMENT

(UNAUDITED)

(In millions of dollars)

	Fourth Quarter
	2008	2007	Change		Constant Currency Change
Americas Commercial
Revenue from services (including fee-based income)	$591.9	$695.8	(14.9)%		(12.9)%
Fee-based income	2.7	4.9	(42.2)		(37.8)
Earnings from operations	16.3	26.5	(38.8)
Earnings from operations (excluding restructuring charges)	16.3	27.9	(42.0)
Gross profit rate	16.3%	16.1%	0.2	pts.
Expense rates:
% of revenue	13.5	12.3	1.2
% of gross profit	83.2	76.4	6.8
Operating margin	2.7	3.8	(1.1)
Americas PT
Revenue from services (including fee-based income)	$212.8	$229.5	(7.3	) %	(7.1)%
Fee-based income	3.6	5.0	(27.5)		(27.1)
Earnings from operations	9.5	13.0	(26.6)
Gross profit rate	17.5%	18.1%	(0.6	) pts.
Expense rates:
% of revenue	13.0	12.5	0.5
% of gross profit	74.4	68.9	5.5
Operating margin	4.5	5.6	(1.1)
EMEA Commercial
Revenue from services (including fee-based income)	$283.2	$340.8	(16.9	) %	(5.0)%
Fee-based income	7.5	10.0	(25.0)		(14.7)
Earnings from operations	(6.8)	6.1	(210.4)
Earnings from operations (excluding restructuring charges)	(5.3)	6.0	(187.3)
Gross profit rate	16.8%	18.6%	(1.8	) pts.
Expense rates:
% of revenue	19.2	16.8	2.4
% of gross profit	114.2	90.4	23.8
Operating margin	(2.4)	1.8	(4.2)
EMEA PT
Revenue from services (including fee-based income)	$38.4	$43.1	(10.8)%		1.6%
Fee-based income	5.5	6.4	(14.0)		(3.7)
Earnings from operations	(0.5)	0.6	(189.0)
Gross profit rate	29.1%	28.9%	0.2	pts.
Expense rates:
% of revenue	30.5	27.6	2.9
% of gross profit	104.7	95.2	9.5
Operating margin	(1.4)	1.4	(2.8)

KELLY SERVICES, INC. AND SUBSIDIARIES

RESULTS OF OPERATIONS BY SEGMENT (continued)

(UNAUDITED)

(In millions of dollars)

	Fourth Quarter
	2008	2007	Change		Constant Currency Change
APAC Commercial
Revenue from services (including fee-based income)	$73.5	$89.3	(17.7)%		(5.5)%
Fee-based income	3.1	4.0	(23.4)		(13.2)
Earnings from operations	(1.1)	(0.1)	(869.7)
Gross profit rate	15.5%	16.8%	(1.3	) pts.
Expense rates:
% of revenue	16.9	16.9	0.0
% of gross profit	109.3	100.7	8.6
Operating margin	(1.4)	(0.1)	(1.3)
APAC PT
Revenue from services (including fee-based income)	$7.2	$8.2	(12.2)%		(2.4)%
Fee-based income	0.8	1.3	(44.8)		(37.7)
Earnings from operations	(0.3)	0.4	(165.1)
Gross profit rate	26.4%	31.9%	(5.5	) pts.
Expense rates:
% of revenue	29.9	27.2	2.7
% of gross profit	113.1	85.3	27.8
Operating margin	(3.5)	4.7	(8.2)
OCG
Revenue from services (including fee-based income)	$72.1	$69.0	4.4%		6.3%
Fee-based income	7.2	5.0	43.9		50.7
Earnings from operations	0.6	5.0	(86.7)
Gross profit rate	26.6%	26.2%	0.4	pts.
Expense rates:
% of revenue	25.6	19.0	6.6
% of gross profit	96.5	72.4	24.1
Operating margin	0.9	7.2	(6.3)
Corporate Expense	$(20.9)	$(24.9)	15.9%

KELLY SERVICES, INC. AND SUBSIDIARIES

RESULTS OF OPERATIONS BY SEGMENT

(UNAUDITED)

(In millions of dollars)

	December Year to Date
	2008	2007	Change		Constant Currency Change
Americas Commercial
Revenue from services (including fee-based income)	$2,504.3	$2,759.4	(9.2)%		(9.3)%
Fee-based income	15.7	18.9	(16.5)		(16.7)
Earnings from operations	70.0	95.6	(26.8)
Earnings from operations (excluding restructuring charges)	70.0	98.5	(29.0)
Gross profit rate	15.9%	15.9%	0.0	pts.
Expense rates:
% of revenue	13.1	12.4	0.7
% of gross profit	82.4	78.2	4.2
Operating margin	2.8	3.5	(0.7)
Americas PT
Revenue from services (including fee-based income)	$911.6	$929.1	(1.9)%		(1.9)%
Fee-based income	19.4	20.6	(5.8)		(6.0)
Earnings from operations	47.7	53.5	(10.8)
Gross profit rate	17.6%	17.8%	(0.2	) pts.
Expense rates:
% of revenue	12.4	12.0	0.4
% of gross profit	70.3	67.6	2.7
Operating margin	5.2	5.8	(0.6)
EMEA Commercial
Revenue from services (including fee-based income)	$1,310.4	$1,292.4	1.4%		(1.6)%
Fee-based income	39.5	38.2	3.5		0.0
Earnings from operations	(3.0)	8.9	(133.5)
Earnings from operations (excluding restructuring charges)	(1.5)	14.8	(109.9)
Gross profit rate	17.4%	17.7%	(0.3	) pts.
Expense rates:
% of revenue	17.6	17.0	0.6
% of gross profit	101.3	96.1	5.2
Operating margin	(0.2)	0.7	(0.9)
EMEA PT
Revenue from services (including fee-based income)	$172.5	$158.8	8.7%		4.6%
Fee-based income	26.8	21.9	22.4		15.8
Earnings from operations	2.3	2.4	(5.7)
Gross profit rate	29.7%	28.2%	1.5	pts.
Expense rates:
% of revenue	28.3	26.7	1.6
% of gross profit	95.5	94.6	0.9
Operating margin	1.3	1.5	(0.2)

KELLY SERVICES, INC. AND SUBSIDIARIES

RESULTS OF OPERATIONS BY SEGMENT (continued)

(UNAUDITED)

(In millions of dollars)

	December Year to Date
	2008	2007	Change		Constant Currency Change
APAC Commercial
Revenue from services (including fee-based income)	$336.0	$310.6	8.2%		5.2%
Fee-based income	17.0	15.0	13.2		9.1
Earnings from operations	(0.3)	3.2	(109.1)
Gross profit rate	16.8%	17.1%	(0.3	) pts.
Expense rates:
% of revenue	16.8	16.0	0.8
% of gross profit	100.5	93.9	6.6
Operating margin	(0.1)	1.0	(1.1)
APAC PT
Revenue from services (including fee-based income)	$34.3	$26.7	28.3%		22.4%
Fee-based income	5.1	5.0	1.0		(4.3)
Earnings from operations	(0.5)	0.1	(491.6)
Gross profit rate	29.8%	33.0%	(3.2	) pts.
Expense rates:
% of revenue	31.2	32.6	(1.4)
% of gross profit	104.6	98.6	6.0
Operating margin	(1.4)	0.4	(1.8)
OCG
Revenue from services (including fee-based income)	$248.2	$190.6	30.2%		29.3%
Fee-based income	27.8	16.7	66.6		65.1
Earnings from operations	3.4	8.0	(57.2)
Gross profit rate	29.7%	26.4%	3.3	pts.
Expense rates:
% of revenue	28.3	22.2	6.1
% of gross profit	95.3	84.0	11.3
Operating margin	1.4	4.2	(2.8)
Corporate Expense	$(109.4)	$(91.7)	(19.3)%

KELLY SERVICES, INC. AND SUBSIDIARIES

SUMMARY OF DISCONTINUED OPERATIONS

(UNAUDITED)

(In thousands of dollars)

	Fourth Quarter		December Year to Date
	2008	2007	2008	2007
Revenue from services	$—	$—	$—	$14,777
Operating (loss) income from discontinued operations	$(302)	$(119)	$(849)	$1,454
Less: Income taxes	(116)	(277)	(325)	328

(Loss) earnings from discontinued operations, net of tax	(186)	158	(524)	1,126

Gain on sale of discontinued operations	—	—	—	10,153
Less: Income taxes	—	—	—	3,987

Gain on sale of discontinued operations, net of tax	—	—	—	6,166

Discontinued operations, net of tax	$(186)	$158	$(524)	$7,292

Effective March 31, 2007, the Company sold Kelly Home Care (“KHC”), a wholly owned subsidiary.

Effective December 31, 2006, the Company sold Kelly Staff Leasing (“KSL”), a wholly owned subsidiary.

The operating results for KHC and KSL, as well as the gain on the sale of KHC, have been excluded from earnings from continuing operations. This schedule provides information on KHC’s and KSL’s results from operations for the fourth quarter of 2008 and 2007 and December year to date 2008 and 2007, as well as the gain on the sale of KHC, all of which are included as discontinued operations on the face of the statements of earnings.

KELLY SERVICES, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(In thousands of dollars)

	December 28, 2008	December 30, 2007
Current Assets
Cash and equivalents	$118,277	$92,817
Trade accounts receivable, less allowances of $17,003 and $18,172, respectively	815,789	888,334
Prepaid expenses and other current assets	61,959	53,392
Deferred taxes	31,929	29,294

Total current assets	1,027,954	1,063,837
Property and Equipment, Net	151,292	178,019
Noncurrent Deferred Taxes	40,020	43,436
Goodwill, Net	117,824	147,168
Other Assets	120,165	141,537

Total Assets	$1,457,255	$1,573,997

Current Liabilities
Short-term borrowings	$35,197	$49,729
Accounts payable and accrued liabilities	244,119	171,471
Accrued payroll and related taxes	243,160	270,575
Accrued insurance	26,312	23,696
Income and other taxes	51,809	69,779

Total current liabilities	600,597	585,250
Noncurrent Liabilities
Long-term debt	80,040	48,394
Accrued insurance	46,901	60,404
Accrued retirement benefits	61,576	78,382
Other long-term liabilities	15,234	13,338

Total noncurrent liabilities	203,751	200,518
Stockholders’ Equity
Common stock	40,116	40,116
Treasury stock	(111,229)	(106,312)
Paid-in capital	35,788	34,500
Earnings invested in the business	676,047	777,338
Accumulated other comprehensive income	12,185	42,587

Total stockholders’ equity	652,907	788,229

Total Liabilities and Stockholders’ Equity	$1,457,255	$1,573,997

STATISTICS:

Working Capital	$427,357	$478,587
Current Ratio	1.7	1.8
Debt-to-capital %	15.0%	11.1%
Global Days Sales Outstanding	50	49

KELLY SERVICES, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE 52 WEEKS ENDED DECEMBER 28, 2008 AND DECEMBER 30, 2007

(In thousands of dollars)

	2008	2007
Cash flows from operating activities
Net (loss) earnings	$(82,239)	$61,016
Noncash adjustments:
Depreciation and amortization	45,958	42,601
Impairment of assets	80,533	—
Provision for bad debts	6,712	6,654
Stock-based compensation	4,440	3,941
Gain on sale of discontinued operations	—	(6,166)
Other, net	3,721	(573)
Changes in operating assets and liabilities	42,472	(34,129)

Net cash from operating activities	101,597	73,344

Cash flows from investing activities
Capital expenditures	(31,136)	(45,975)
Acquisition of companies, net of cash received	(32,712)	(48,417)
Proceeds from sale of discontinued operations	—	12,500
Other investing activities	(236)	(532)

Net cash from investing activities	(64,084)	(82,424)

Cash flows from financing activities
Net change in revolving line of credit	(34,174)	17,500
Proceeds from debt	42,450	57,277
Repayment of debt	—	(49,054)
Dividend payments	(19,052)	(19,114)
Purchase of treasury stock	(7,975)	(34,703)
Stock options and other stock sales	111	5,781
Other financing activities	9,874	(165)

Net cash from financing activities	(8,766)	(22,478)

Effect of exchange rates on cash and equivalents	(3,287)	5,947

Net change in cash and equivalents	25,460	(25,611)
Cash and equivalents at beginning of period	92,817	118,428

Cash and equivalents at end of period	$118,277	$92,817

KELLY SERVICES, INC. AND SUBSIDIARIES

REVENUE FROM SERVICES

(UNAUDITED)

(In thousands of dollars)

	Fourth Quarter (Commercial, PT and OCG)
			% Change
	2008	2007	US$	Constant Currency
Americas
United States	$781,496	$881,640	(11.4)%	(11.4)%
Canada	50,225	69,041	(27.3)	(10.8)
Puerto Rico	18,606	19,431	(4.2)	(4.2)
Mexico	18,060	18,557	(2.7)	15.8

Total Americas	868,387	988,669	(12.2)	(10.7)
EMEA
United Kingdom	80,659	114,113	(29.3)	(9.0)
France	75,121	87,084	(13.7)	(5.4)
Switzerland	41,467	50,199	(17.4)	(16.6)
Italy	25,209	31,893	(21.0)	(13.1)
Russia	22,309	19,652	13.5	25.0
Germany	17,642	20,091	(12.2)	(3.5)
Norway	16,995	21,527	(21.1)	(2.4)
Portugal	15,604	—	N/A	N/A
Other	32,693	42,402	(22.9)	(14.1)

Total EMEA	327,699	386,961	(15.3)	(3.3)
APAC
Australia	25,966	39,779	(34.7)	(14.1)
Singapore	16,124	18,373	(12.2)	(10.3)
Other	40,915	41,977	(2.5)	5.8

Total APAC	83,005	100,129	(17.1)	(5.0)
Total Kelly Services, Inc.	$1,279,091	$1,475,759	(13.3)%	(8.3)%

KELLY SERVICES, INC. AND SUBSIDIARIES

REVENUE FROM SERVICES

(UNAUDITED)

(In thousands of dollars)

	December Year to Date (Commercial, PT and OCG)
			% Change
	2008	2007	US$	Constant Currency
Americas
United States	$3,237,137	$3,454,922	(6.3)%	(6.3)%
Canada	237,809	260,050	(8.6)	(9.7)
Puerto Rico	77,406	76,772	0.8	0.8
Mexico	76,179	73,406	3.8	5.2

Total Americas	3,628,531	3,865,150	(6.1)	(6.2)
EMEA
United Kingdom	397,987	469,903	(15.3)	(9.0)
France	350,848	315,008	11.4	3.4
Switzerland	184,930	180,951	2.2	(8.1)
Italy	131,863	124,674	5.8	(2.2)
Russia	90,893	68,528	32.6	29.0
Norway	86,138	78,050	10.4	4.6
Germany	82,951	65,593	26.5	17.5
Portugal	27,469	—	N/A	N/A
Other	154,427	153,209	0.8	(6.0)

Total EMEA	1,507,506	1,455,916	3.5	0.3
APAC
Australia	133,599	135,886	(1.7)	(3.7)
Singapore	71,285	62,447	14.2	7.0
Other	176,369	148,190	19.0	16.5

Total APAC	381,253	346,523	10.0	6.9
Total Kelly Services, Inc.	$5,517,290	$5,667,589	(2.7)%	(3.7)%

KELLY SERVICES, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP MEASURES

(UNAUDITED)

(In thousands of dollars except per share data)

	Fourth Quarter
	2008		2007
	Amount	Per Share	Amount	Per Share
(Loss) earnings from continuing operations	$(88,583)	$(2.55)	$18,473	$0.52
Restructuring charges, net of taxes (Notes 1 and 2)	1,500	0.04	802	0.02
Asset impairments, net of taxes (Note 3)	77,172	2.22	—	—

(Loss) earnings from continuing operations excluding restructuring and asset impairment charges, net of taxes	$(9,911)	$(0.29)	$19,275	$0.54

	Fourth Quarter
	2008		2007	% Change
Selling, general and administrative expenses	$227,734		$238,895
Restructuring charges (Notes 1 and 2)	(1,500)		(1,343)

Selling, general and administrative expenses excluding restructuring charges	$226,234		$237,552	(4.8%	)

(Loss) earnings from operations	$(83,621)		$26,541
Restructuring charges (Notes 1 and 2)	1,500		1,343
Asset impairments (Note 3)	80,533		—

(Loss) earnings from operations excluding restructuring and asset impairment charges	$(1,588)		$27,884	(105.7%	)

Americas Commercial selling, general and administrative expenses	$80,014		$85,696
Americas restructuring charge (Note 1)	—		(1,442)

Americas Commercial selling, general and administrative expenses excluding the Americas restructuring charge	$80,014		$84,254	(5.0%	)

Americas Commercial earnings from operations	$16,207		$26,485
Americas restructuring charge (Note 1)	—		1,442

Americas Commercial earnings from operations excluding the Americas restructuring charge	$16,207		$27,927	(42.0%	)

EMEA Commercial selling, general and administrative expenses	$54,376		$57,377
U.K. restructuring charge (Note 2)	(1,500)		99

EMEA Commercial selling, general and administrative expenses excluding the U.K. restructuring charge	$52,876		$57,476	(8.0%	)

EMEA Commercial (loss) earnings from operations	$(6,741)		$6,105
U.K. restructuring charge (Note 2)	1,500		(99)

EMEA Commercial (loss) earnings from operations excluding the U.K. restructuring charge	$(5,241)		$6,006	(187.3%	)

KELLY SERVICES, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP MEASURES

(UNAUDITED)

(In thousands of dollars except per share data)

	December Year to Date
	2008		2007
	Amount	Per Share	Amount	Per Share
(Loss) earnings from continuing operations	$(81,715)	$(2.35)	$53,724	$1.47
Restructuring charges, net of taxes (Notes 1 and 2)	1,500	0.04	7,766	0.21
Asset impairments, net of taxes (Note 3)	77,172	2.22	—	—

(Loss) earnings from continuing operations excluding restructuring and asset impairment charges, net of taxes	$(3,043)	$(0.09)	$61,490	$1.68

	December Year to Date
	2008		2007	% Change
Selling, general and administrative expenses	$967,389		$909,009
Restructuring charges (Notes 1 and 2)	(1,500)		(8,889)

Selling, general and administrative expenses excluding restructuring charges	$965,889		$900,120	7.3%

(Loss) earnings from operations	$(70,271)		$80,080
Restructuring charges (Notes 1 and 2)	1,500		8,889
Asset impairments (Note 3)	80,533		—

Earnings from operations excluding restructuring and asset impairment charges	$11,762		$88,969	(86.8%	)

Americas Commercial selling, general and administrative expenses	$328,435		$342,197
Americas restructuring charge (Note 1)	—		(2,953)

Americas Commercial selling, general and administrative expenses excluding the Americas restructuring charge	$328,435		$339,244	(3.2%	)

Americas Commercial earnings from operations	$69,956		$95,566
Americas restructuring charge (Note 1)	—		2,953

Americas Commercial earnings from operations excluding the Americas restructuring charge	$69,956		$98,519	(29.0%	)

EMEA Commercial selling, general and administrative expenses	$230,364		$220,135
U.K. restructuring charge (Note 2)	(1,500)		(5,936)

EMEA Commercial selling, general and administrative expenses excluding the U.K. restructuring charge	$228,864		$214,199	6.8%

EMEA Commercial (loss) earnings from operations	$(2,971)		$8,871
U.K. restructuring charge (Note 2)	1,500		5,936

EMEA Commercial (loss) earnings from operations excluding the U.K. restructuring charge	$(1,471)		$14,807	(109.9%	)

KELLY SERVICES, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP MEASURES

(UNAUDITED)

(In thousands of dollars except per share data)

Management believes that the non-GAAP (Generally Accepted Accounting Principles) information excluding the impairment and restructuring charges is useful to understand the Company’s fiscal 2008 financial performance and increases comparability. Specifically, Management believes that excluding these items allows for a more meaningful comparison of current period operating performance with the operating results of prior periods. These non-GAAP measures may have limitations as analytical tools because they exclude items which can have a material impact on cash flow and earnings per share. As a result, Management considers these measures, along with reported results, when it reviews and evaluates the Company’s financial performance. Management believes that these measures provide greater transparency to investors and provide insight into how Management is evaluating the Company’s financial performance. Non-GAAP measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.

(1) The Americas restructuring charge is comprised of facility exit costs associated with the closure of 42 branch locations and the accelerated depreciation of the leasehold improvements and personal property at the impacted locations.

(2) The 2007 UK restructuring charge is comprised of facility exit costs associated with the closure of 22 branch locations and the accelerated depreciation of the leasehold improvements and personal property at the impacted locations. The 2008 U.K. restructuring charge represents severance costs related to 2009 planned branch consolidations and closures.

(3) The impairment charges include adjustments to the value of goodwill for the Company’s EMEA Commercial segment, the Company’s investment in Tempstaff, and assets related to operations in the U.K.